UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

CHROMCRAFT REVINGTON, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Code of Business Conduct and Ethics (the “Code”) of Chromcraft Revington, Inc. (the “Registrant”) was amended effective January 4, 2008. The amendments to the Code included renumbering, rearranging or retitling several sections, as well as making a number of technical, administrative and non-substantive changes to the Code. The material amendments to the Code are summarized below.

•	Clarifications or examples were added to the following sections of the Code:

Financial and Operational Integrity (Section II);
Conflicts of Interest (Section III);
Confidential Information (Section V);
Protection and Proper Use of Company Assets (Section IX); and
Compliance with Laws Rules and Regulations (Section X).

•	The following new sections were added to the Code:

Non Harassment (Section VIII);
Equal Opportunity (Section XI); and
International Operations (Section XII).

•
The former section entitled Compliance, Reporting and Retaliation (former Section XI) was revised and divided into two new sections of the Code entitled Reporting Actual or Potential Violations (new Section XIV) and Disciplinary Actions (new Section XV). The material changes to new Section XIV, as compared to the former Section XI, include changes to the reporting process for actual or potential violations of the Code. New Section XIV indicates that an associate of the Registrant should contact his or her supervisor or human resources representative, an officer of the Registrant, a toll free compliance hotline or the Registrant’s outside legal counsel to discuss or report any actual or potential violations of the Code or any suspected illegal or unethical conduct relating to the Registrant. The former Code did not indicate that an associate should contact a human resources representative or an officer of the Registrant, or provide a toll free compliance hotline for an associate to utilize. The material changes to new Section XV, as compared to the former Section XI, include amplification of the disciplinary measures that the Registrant may take for violations of the Code.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

14	Code of Business Conduct and Ethics of the Registrant, as amended effective January 4, 2008 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2008

CHROMCRAFT REVINGTON, INC.

By: /s/ Frank T. Kane
Frank T. Kane
Senior Vice President – Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
14	Code of Business Conduct and Ethics of the Registrant, as amended effective January 4, 2008

4